Filed pursuant to Rules 497(a)(1)
File No. 333- 140488
Rule 482 advertisement
Press Release
Kayne Anderson MLP Investment Company Prices Public Offering of Common Stock at $36.70 per Share
Wednesday, April 18, 2007
Los Angeles, CA — (MARKET WIRE) — April 18, 2007 — (NYSE:KYN) Kayne Anderson MLP Investment Company (the “Company”) today announced the pricing of a public offering of common stock. The Company agreed to sell a total of 3.6 million shares at a price of $36.70 per share (exclusive of 540,000 shares that may be issued pursuant to the underwriters’ over-allotment option). Net proceeds from the offering of approximately $128 million will be used to partially repay amounts outstanding under its secured credit facility. The Company intends to reborrow funds under its secured credit facility to make investments in portfolio companies in accordance with its investment objectives.
Merrill Lynch & Co. is the sole manager of the transaction.
This press release does not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. A registration statement relating to these securities was filed with, and has been declared effective by, the Securities and Exchange Commission.
An investor should read the Company’s prospectus carefully before investing. The prospectus contains important information about the Company and its investment objective and policies, risks, charges and expenses. A copy of the prospectus may be obtained from the prospectus department of Merrill Lynch & Co., 4 World Financial Center, 250 Vesey Street, New York, N.Y. 10080.
Kayne Anderson MLP Investment Company is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, whose common stock is traded on the NYSE. The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of the total assets in energy-related master limited partnerships and their affiliates, and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.
Contact:
KA Fund Advisors, LLC
http://www.kaynecapital.com/
David Shladovsky, 800-231-7414
or
Kayne Anderson MLP Investment Company
http://www.kaynemlp.com/
877-MLP-FUND
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April 18, 2007